DISTRIBUTION OF PROFIT	12 Months Ended
Dec. 31, 2012
DISTRIBUTION OF PROFIT [Abstract]
DISTRIBUTION OF PROFIT

19. DISTRIBUTION OF PROFIT

Pursuant to the relevant laws and regulations in the PRC applicable to foreign-invested enterprises and the Articles of Association of the Company's PRC subsidiaries, the Company is required to maintain a statutory reserve ("PRC statutory reserve"), a general reserve fund, which is non-distributable. The Company's PRC subsidiaries are required to transfer 10% of their profit after taxation, as reported in their PRC statutory financial statements, to the general reserve fund until the balance reaches 50% of their registered capital. The general reserve fund may be used to make up prior year losses incurred and, with approval from the relevant government authority, to increase capital. PRC regulations currently permit payment of dividends only out of the Company's PRC subsidiaries' accumulated profits as determined in accordance with PRC accounting standards and regulations. As a result of these PRC laws and regulations, the Company's PRC subsidiaries are restricted in their ability to transfer a portion of net profit to Holding in the form of dividends. As of December 31, 2011 and 2012, total restricted net assets held by the Company's PRC subsidiaries were $54.6 million and $58.5 million, respectively, which were not available for distribution to the Company. These amounts are made up of the registered capital of the Company's PRC subsidiaries and the statutory reserves.

The Company has statutory reserve balance of $12,754,349 and $16,714,871, respectively as of December 31, 2011 and 2012, respectively.

The Company's appropriation of dividend to shareholders is discussed in Note 14(c).